Exhibit 10.1

EXECUTION COPY

THIRD AMENDMENT TO LOAN FUNDING AND SERVICING AGREEMENT

(Fairway Finance Company Transaction with ACS Funding Trust II)

THIS THIRD AMENDMENT TO THE LOAN FUNDING AND SERVICING AGREEMENT, dated as of April 20, 2005 (this “Third Amendment”), is entered into by and among ACS FUNDING TRUST II, a Delaware statutory trust, as the borrower (together with its successors and assigns in such capacity, the “Borrower”), AMERICAN CAPITAL STRATEGIES, LTD., a Delaware corporation, as the servicer (together with its successors and assigns in such capacity, the “Servicer”), FAIRWAY FINANCE COMPANY, LLC, a Delaware limited liability company, as the conduit lender (together with its successors and assigns in such capacity, the “Conduit Lender”), HARRIS NESBITT CORP., a Delaware corporation (“Harris Nesbitt”), as the Agent (together with its successors and assigns in such capacity, the “Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as the backup servicer (together with its successors and assigns in such capacity, the “Backup Servicer”) and as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement (as defined below).

RECITALS

WHEREAS, the parties hereto entered into that certain Loan Funding and Servicing Agreement, dated as of June 30, 2004 (such agreement as amended, modified, supplemented, waived or restated from time to time, the “Agreement”);

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENTS.

(a) The Table of Contents is hereby amended by inserting, in appropriate numerical sequence, the following:

“SCHEDULE VI [Reserved]”

“SCHEDULE VII [Reserved]”.

(b) The following definitions in Section 1.1 of the Agreement are hereby amended as described below:

(1) The definition of “Adjusted Advance Rate” is hereby deleted in its entirety.

(2) The definition of “Aggregate Outstanding Loan Balance” is hereby amended by deleting the words “Delinquent Loans,”.

(3) The definition of “Aggregate Purchased Loan Balance” is hereby amended by deleting the words “Delinquent Loans,”.

(4) The definition of “Concentration Limits” is hereby amended as follows:

(i) clause (b) thereof is amended by replacing the words “(i) which are in the same Industry shall not exceed 10%; and (ii) which are in the same S&P Industry Classification shall not exceed 10%”, with the words “which are in the same Industry shall not exceed 10%;”.

(ii) clause (i) thereof is amended by replacing the number “12%” with the number “11%” and by replacing the number “9%” with the number “8%”.

(iii) clause (l) thereof is amended by replacing the words “shall not exceed 65%” with the words “shall not exceed 75%.”;

(iv) clause (o) thereof is amended by replacing the words “shall not exceed 20%” with the words “shall not exceed 40%.”;

(v) clause (p) thereof is amended by replacing the words “shall not exceed 30%” with the words “shall not exceed 50%.”;

(5) The definition of “Defaulted Loan” is hereby amended by deleting the words “Delinquent Loan or”.

(6) The definition of “Delinquent Loan” is hereby deleted in its entirety.

(7) The definition of “Diversity Score” is hereby deleted in its entirety.

(8) The definition of “Eligible Obligor” is hereby amended by replacing, in clause (vi) thereof, the words “forty-five (45)” with the words “thirty (30)”.

(9) The definition of “Industry Classification Group” is hereby deleted in its entirety.

(10) The definition of “Industry Diversity Score” is hereby deleted in its entirety.

(11) The definition of “Minimum Overcollateralization Amount” is hereby replaced in its entirety as follows:

“Minimum Overcollateralization Amount: As of any date of determination, an amount equal to the sum of (I) the greater of (a) the product of (i) the Borrowing Base on such date times (ii) a percentage equal to 1.00 minus the Weighted Average Advance Rate and (b) the Required Equity Contribution, plus (II) the Aggregate Net Mark to Market Amount, as reported in the most recent Monthly Report.”.

(12) The definition of “Rating Agency” is hereby replaced in its entirety as follows:

“Rating Agency: Each rating agency, if any, that has been requested to issue a rating with respect to the Commercial Paper Notes issued by the Issuers.”.

(13) The definition of “Ratings Confirmation” is hereby amended by replacing the words “each of S&P and Moody’s” with the words “each Rating Agency, if any”.

(14) The definition of “Recapitalized Loans” is hereby amended by replacing the words “unless each of S&P and the Agent, in their respective sole discretion” with the words “unless the Agent, in its sole discretion”.

(15) The definition of “Required Equity Contribution” is hereby replaced in its entirety as follows:

“Required Equity Contribution: As of any date of determination prior to the Termination Date, an Equity Contribution equal to (a) on any date on which the total number of Obligors of Loans included in the Collateral is less than or equal to 14, the sum of the Outstanding Loan Balances of the ten largest Transferred Loans and (b) on any date on which the total number of Obligors of Loans included in the Collateral exceeds 14, $43,750,000.”

(16) The definition of “S&P Industry Classification” is hereby deleted in its entirety.

(17) The definition of “S&P Industry Diversification Table” is hereby deleted in its entirety.

(18) The definition of “Weighted Average Advance Rate” is hereby amended by replacing, in clause (a)(i) thereof, the number “65%” with the number “70%”.

(c) Section 2.1(d) of the Agreement is hereby amended by deleting the text “, it being understood that the Borrower and the Agent will work with S&P, Moody’s or, at the Agent’s discretion, another Rating Agency to obtain a reconfirmation of the rating as provided in Section 3.1(e) as a Condition Precedent to the extension of the Commitment Termination Date” from clause (ii) thereof.

(d) Section 2.17(a) of the Agreement is hereby amended by deleting, from clause (iii) thereof, the words, “the Diversity Score of the Aggregate Outstanding Loan Balance shall be greater than or equal to the Required Diversity Score, (F)”.

(e) Section 3.1(e) is hereby replaced in its entirety as follows:

“(e) [Reserved];”.

(f) Section 3.1(f) is hereby replaced in its entirety as follows:

“(f) [Reserved];”.

(g) Section 4.1(hh) is hereby replaced in its entirety as follows:

“(hh) [Reserved];”.

(h) Section 7.13(b)(iii) is hereby amended by deleting clause (E) thereof in its entirety and by making conforming changes to the alphabetical sequence of the remaining items listed therein.

(i) Section 9.1(d) of the Agreement is hereby replaced in its entirety as follows:

“(d) [Reserved]; or”.

(j) Section 9.1(p) is hereby replaced in its entirety as follows:

“(p) [Reserved];”.

(k) Section 12.1(c) is hereby replaced in its entirety as follows:

“(c) [Reserved];”.

(l) Schedule VI to the Agreement and Annex I thereto is hereby replaced by Schedule VI attached hereto.

(m) Schedule VII to the Agreement and Annex I thereto is hereby replaced by Schedule VII attached hereto.

SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect. After this Third Amendment becomes effective, all references to the Agreement, the “Loan Funding and Servicing Agreement,” “hereof,” “herein,” or words of similar effect referring to the Agreement shall be deemed to mean the Agreement as amended hereby. This Third Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. This Third Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as expressly set forth herein.

SECTION 3. REPRESENTATIONS.

Each of the Borrower and Servicer represent and warrant as of the date of this Third Amendment as follows:

(i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(ii) the execution, delivery and performance by it of this Third Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by- laws, or other organizational documents, or (B) any Applicable Law;

(iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Third Amendment by or against it;

(iv) this Third Amendment has been duly executed and delivered by it;

(v) this Third Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(vi) it is not in default under the Agreement; and

(vii) there is no Termination Event, Unmatured Termination Event, or Servicer Termination Event.

SECTION 4. CONDITIONS TO EFFECTIVENESS.

This Third Amendment shall become effective on the date (such date, the “Effective Date”) on which:

(a) each party hereto has delivered an executed signature page hereto to the Agent; and

(b) The Agent shall have received written confirmation from S&P that the rating assessment of the facility contemplated by the Agreement is at least “A”.

SECTION 5. MISCELLANEOUS.

(a) This Third Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Third Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Third Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Third Amendment.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) This Third Amendment represents the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g) THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ACS FUNDING TRUST II, as the Borrower

By:	/s/ Malon Wilkus
Name:	Malon Wilkus
Title:	Beneficiary Trustee

ACS Funding Trust II
c/o American Capital Strategies, Ltd.
2 Bethesda Metro Center, 14th Floor
Bethesda, Maryland 20814
Attention: Compliance Officer
Facsimile No.: (301) 654-6714
Confirmation No.: (301) 951-6122

AMERICAN CAPITAL STRATEGIES, LTD., as the Servicer

By:	/s/ John Erickson
Name:	John Erickson
Title:	Executive Vice President and Chief Financial Officer

American Capital Strategies, Ltd.
2 Bethesda Metro Center, 14th Floor
Bethesda, Maryland 20814
Attention: Compliance Officer
Facsimile No.: (301) 654-6714
Confirmation No.: (301) 951-6122

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

FAIRWAY FINANCE COMPANY, LLC,
as the Conduit Lender

By:	/s/ Jill A. Gordon
Name:	Jill A. Gordon
Title:	Vice President

Fairway Finance Company, LLC
c/o Lord Securities Corporation
48 Wall Street, 27th Floor
New York, New York 10005
Attention:
Facsimile No. (212) 346-9012
Telephone No. (212) 346-9000

With a copy to:

c/o Harris Nesbitt Corp.
115 South LaSalle Street
13th Floor West
Chicago, Illinois 60603
Attention: Kevin Gibbons
Facsimile No. (312) 293-4908
Telephone No. (312) 461-5542

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

HARRIS NESBITT CORP., as the Agent

By:	/s/ Kevin P. Gibbons
Name:	Kevin P. Gibbons
Title:	Managing Director

By:	/s/ David J. Kucera
Name:	David J. Kucera
Title:	Managing Director

Harris Nesbitt Corp.
115 South LaSalle Street
13th Floor West
Chicago, Illinois 60603
Attention: Kevin Gibbons
Facsimile No. (312) 293-4908
Telephone No. (312) 461-5542

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Backup Servicer and as the Collateral Custodian

By:	/s/ Edna Barber
Name:	Edna Barber
Title:	Assistant Vice President

Wells Fargo Bank, National Association
MAC N9311-161
Sixth Street and Marquette Avenue
Minneapolis, MN 55479
Attention: Corporate Trust Services
Asset-Backed Administration
Facsimile No.: (612) 667-3539
Confirmation No.: (612) 667-8058

Schedule VI

to Loan Funding

and Servicing Agreement

[Reserved]

Schedule VII

to Loan Funding

and Servicing Agreement

[Reserved]